HENNESSY MUTUAL FUNDS, INC.             (the "Hennessy Mutual Funds")
The Courtyard Square                    Hennessy Cornerstone Value Fund
750 Grant Avenue, Suite 100             ("Cornerstone Value Fund")
Novato, California  94945               Hennessy Cornerstone Growth Fund
Telephone:  1-800-966-4354              ("Cornerstone Growth Fund")
                                        (each, a "Fund," and collectively, the
                                        "Funds")


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 31, 2002


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Prospectus of the Funds ("Fund Prospectus"), dated January 31, 2002. A copy of the Fund Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.


                                TABLE OF CONTENTS

  INVESTMENT POLICIES AND LIMITATIONS.......................................2
  DIRECTORS AND OFFICERS....................................................7
  MANAGEMENT OF THE FUNDS..................................................10
  PORTFOLIO TRANSACTIONS...................................................13
  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................14
  VALUATION OF SHARES......................................................15
  ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES.........................16
  PERFORMANCE INFORMATION..................................................17
  OTHER INFORMATION........................................................19


The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2001 of Hennessy Mutual Funds (File No. 811-07695) as filed with the Securities and Exchange Commission on December 7, 2001:

         o      Statements of Assets and Liabilities
         o      Statements of Operations
         o      Statements of Changes in Net Assets
         o      Financial Highlights
         o      Schedules of Investments
         o      Notes to the Financial Statements
         o      Report of Independent Accountants

A copy of the Annual Report may be obtained, without charge, by calling the telephone number shown above.

                       INVESTMENT POLICIES AND LIMITATIONS


       The following supplement the information contained in the Fund Prospectus concerning the investment policies and limitations of the Funds. Effective June 30, 2000, Hennessy Advisors, Inc. (formerly Edward J. Hennessy, Incorporated) (the "Manager") became the investment advisor to each Fund. Previously, Netfolio, Inc. (formerly O'Shaughnessy Capital Management, Inc.) served as investment advisor to each Fund. See "Management of the Funds." Effective March 27, 2000, the O'Shaughnessy Aggressive Growth Fund and the O'Shaughnessy Dogs of the Market(TM)Fund were merged into the Cornerstone Growth Fund and the Cornerstone Value Fund, respectively.

       On June 30, 2000, O'Shaughnessy Capital Management, Inc. sold certain of its assets and licensed certain of its proprietary processes to the Manager (the "Transaction"). As part of the Transaction, the Manager became the new investment adviser of the Funds pursuant to an investment management agreement that is identical in all material respects to the prior agreement between the Funds and O'Shaughnessy Capital Management, Inc., including the rate of advisory fees. The new investment manager agreement was approved by the Funds' shareholders on June 30, 2000.

       SPECIAL CONSIDERATION RELATING TO DEPOSITORY RECEIPTS. As noted in the Fund Prospectus, the Funds may each invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds' investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.


       Many of the foreign securities held in the form of ADRs by the Funds are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.


       Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject.


       ILLIQUID SECURITIES. Although it is not expected that either Fund will invest in illiquid securities, each of the Funds may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, which do not mature within seven days, or which the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days.

       Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

       In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

       Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such Fund securities and a Fund might be unable to dispose of such securities promptly or at favorable prices.

       The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers, and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in each Fund and reports periodically on such decisions to the Board of Directors.

       REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

       At the time of entering into the repurchase agreement the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. Each Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.


       LENDING OF FUND SECURITIES. In accordance with applicable law, each Fund may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified to earn additional income, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration which can be earned currently from such securities loan justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.


       CASH AND SHORT-TERM SECURITIES. Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in stocks in accordance with the Fund's investment strategy, or to meet redemption requests. The

Manager will not generally use investments in cash and short-term securities for temporary defensive purposes.

       Short-term securities in which the Funds may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements involving such securities. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to know lending rates and automatically adjusted when such lending rates change.


       The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of either Fund's total assets at any time.

       BORROWING. Each Fund may borrow money in an amount up to 33% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The borrowing policy is a fundamental policy of each Fund, which cannot be changed with respect to a Fund without shareholder approval as described in "Investment Limitations" below.

       INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted. Pursuant to such restrictions and policies, neither Fund may:


       (1) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), certificates of deposit and bankers' acceptances;

       (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Fund may be invested without regard to this limitation;

       (3) purchase securities on margin, except for short-term credit necessary for clearance of Fund transactions and except that a Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

       (4) purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interested therein;

       (5) purchase or sell commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options;


       (6) make loans, except through loans of Fund securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan, and provided further that the lending of Fund securities and repurchase agreements may be made only in accordance with applicable law and the Fund Prospectus and this SAI as it may be amended from time to time;

       (7) borrow money or issue senior securities, except that each Fund may borrow in an amount up to 33-1/3% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. The Funds may not pledge their assets other than to secure such borrowings or, to the extent permitted by the Funds' investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Fund;

       (8) underwrite securities of the issuers except insofar as the Fund technically may be deemed to be an underwriter under the 1933 Act, as amended, in selling portfolio securities;

       The following investment restrictions (or operating policies) may be changed with respect to a Fund by the Board of Directors without shareholder approval. Neither Fund may:


       (a) make investments for the purpose of exercising control or management;

       (b) make short sales of securities or maintain a short position, except to the extent permitted by applicable law;

       (c) purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law;


       (d) invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction (d);

       (e) write, purchase or sell puts, calls straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.


                             DIRECTORS AND OFFICERS

As a Maryland corporation, the business affairs of Hennessy Mutual Funds are managed by its Officers under the direction of its Board of Directors. The Directors and Officers of Hennessy Mutual Funds their business addresses and principal occupations during the past five years are listed below.

                                  Position(s)                          Other Business
  Name, Age and Address          Held with Fund                Activities in Past Five Years
--------------------------    ------------------------     -------------------------------------------

J. Dennis DeSousa (65)         Director                    Currently a real estate investor; Vice
340 Singing Brook Circle                                   President of the California State Automobile
Santa Rosa, CA  95409                                      Association from 1958 to 1986; Owner/
                                                           director, North Bay Television, Inc.,
                                                           1985-1999; Director of The Hennessy Funds,
                                                           Inc. since 1996.

Robert T. Doyle (54)           Director                    Currently the Sheriff of Marin County,
87 Washington Street                                       California (since 1996), and has been
Novato, CA  94947                                          employed in the Marin County Sheriff's Office
                                                           in various capacities since 1969; Director of
                                                           The Hennessy Funds, Inc. since 1996.

Neil J. Hennessy (46)*         Director, President and     President of the Manager since 1989;
The Courtyard Square           Treasurer                   President and Investment manager of The
750 Grant Avenue                                           Hennessy Funds,  Inc. since 1996; has served
Suite 100                                                  as an Expert Witness to the securities
Novato, CA  94945                                          industry since 1989; Mr. Hennessy has been in
                                                           the securities industry since September 1979
                                                           and was formerly co-chairman and chairman
                                                           of the National Association of Securities
                                                           Dealer Business Conduct Committee District 1.

Harry F. Thomas (54)           Director                    Managing Director of Emplifi, Inc.
50 Shields Lane                                            (responsible for consultants specializing in
Novato, CA  94947                                          the trust, investment and brokerage
                                                           industries) since 1999; Vice President
                                                           and Manager, Employee Benefit Trust
                                                           Operation of Wells Fargo Bank from 1997-1999;
                                                           and Trust Systems Manager and Vice President
                                                           of Wells Fargo Bank


                                       7

                                  Position(s)                          Other Business
  Name, Age and Address          Held with Fund                Activities in Past Five Years
--------------------------    ------------------------     -------------------------------------------

                                                           since 1992.

Teresa M. Nilsen (35)          Executive Vice President    Executive Vice President and Secretary of the
The Courtyard Square           and Secretary               Manger since 1989; Vice President and
750 Grant Avenue                                           Secretary of The Hennessy Funds, Inc. since
Suite 100                                                  1996; Ms. Nilsen has been in the securities
Novato, CA  94945                                          industry for over 12 years.  Graduated with a
                                                           Bachelors  Degree in Economics from the
                                                           University of California, Davis.

Daniel Steadman (45)           Executive Vice President    Executive Vice President of the Manager and
The Courtyard Square           and Assistant Secretary     The Hennessy Funds, Inc., Mr. Steadman has
750 Grant Avenue                                           been in the financial services industry for
Suite 100                                                  over 25 years.  Vice President of Westamerica
Novato, CA  94945                                          Bank from 1995-2000,  Vice President of Novato
                                                           National Bank 1985-1995, an organizing officer
                                                           of de-novo Novato National Bank from 1984-1985,
                                                           Assistant Vice President and Manager of Bank
                                                           of Marin 1980-1984 and Banking Services Officer
                                                           of Wells Fargo Bank from 1974-1980.
----------------

       * Mr. Hennessy is an interested person of the Manager, and is an interested person of Hennessy Mutual Funds, as defined in the 1940 Act, by virtue of his position as President and controlling shareholder of the Manager.


       Pursuant to the terms of the Management Agreement (defined below) with Hennessy Mutual Funds on behalf of the Funds, the Manager pays the compensation of all Officers and Directors who are affiliated persons of the Manager. Pursuant to the terms of the Administration Agreement (defined below), the Administrator pays the compensation of all Officers that are affiliated persons of the Administrator.


       Hennessy Mutual Funds pays Directors who are not interested persons of the Hennessy Mutual Funds (each, a "disinterested Director") fees for serving as Directors. Specifically, Hennessy Mutual Funds pay each disinterested Director a $700 fee for each meeting of the Board of Directors attended. Each Fund pays one half of the foregoing fees.

       The following table sets forth the aggregate compensation the Funds paid to the disinterested Directors for the fiscal year ended September 30, 2001.

                                       Aggregate            Pension or Retirement        Total Compensation
                                   Compensation From      Benefits Accrued as Part       From Funds and Fund
       Name of Director                  Funds                of Fund Expenses                Complex*
------------------------------    --------------------    --------------------------    ----------------------

J. Dennis DeSousa                          $2,800                   None                         $5,200
Robert T. Doyle                            $3,500                   None                         $5,900
Harry F. Thomas                            $2,100                   None                         $2,100
---------------

*     The Cornerstone  Growth Fund and the Cornerstone Value Fund and the two series of The Hennessy Funds, Inc., the
      Hennessy Balanced Fund and the Hennessy Leveraged Dogs Fund, are the only funds in the Fund Complex

       Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director or Officer.

       As of December 31, 2001, the Officers and Directors of the Hennessy Mutual Funds as a group (6 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund.

       As of December 31, 2001, the following shareholders owned more than 5% of the outstanding voting securities of:

    Cornerstone Value Fund:
           Charles Schwab & Co., Inc. for Exclusive Benefit of Customers, San Francisco, CA 94104; 28.47%

           National Investor Services Corp. for Exclusive Benefit of Customers New York, NY 10041; 6.97%

           U.S. Clearing Corp. for Exclusive Benefit of Customers
           New York, NY  10004; 5.20%

    Cornerstone Growth Fund:
           Charles Schwab & Co., Inc. for Exclusive Benefit of Customers, San Francisco, CA 94104; 30.02%

           Emjayco Omnibus Account
           Milwaukee, WI  53217; 8.19%

           National Investor Services Corp. for Exclusive Benefit of Customers, New York, NY 10041; 6.02%

                             MANAGEMENT OF THE FUNDS


       THE MANAGER. The Manager acts as the investment manager of each Fund pursuant to a management agreement with Hennessy Mutual Funds on behalf of each Fund (the "Management Agreement"). Under the Management Agreement, Hennessy Mutual Funds pays the Manager a fee in respect of each Fund, computed daily and payable monthly, at the annual rate of 0.74% of each Fund's average daily net assets. The Manager is controlled by Neil J. Hennessy who currently owns 67.69% of the outstanding voting securities of the Manager. The Manager is currently offering its shares to the public. If the maximum number of shares are sold in such offering, Mr. Hennessy will own 31.35% of the outstanding voting securities of the Manger.

       Pursuant to the Management Agreement, the Manager is responsible for investment management of each Fund's portfolio, subject to general oversight by the Board of Directors, and provides the Funds with office space. In addition, the Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian, administrator or transfer and dividend disbursing agent.


       Under the terms of the Management Agreement, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below). General expenses of Hennessy Mutual Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) investment management fees; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of Hennessy Mutual Funds or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to disinterested Directors; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers' insurance and fidelity bonds; (8) legal, accounting and auditing expenses; (9) charges of custodian, transfer agent and other agents; (10) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by Hennessy Mutual Funds or the Fund; (12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund's return.


       Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by Hennessy Mutual Funds or either Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

       The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by Hennessy Mutual Funds with respect to a Fund or by the Manager upon 60 days' prior written notice.

       During the fiscal year ended September 30, 1999, the Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $74,894, $783,280, $204,286 and $164,117, respectively, in advisory fees to the then manager of the Funds, Netfolio, Inc. (formerly O'Shaughnessy Capital Management, Inc.) (the "Former Manager") The Former Manager served as investment manager to the Funds pursuant to a management agreement substantially identical to the Management Agreement. For the same period, the Former Manager reimbursed fees and expenses of the Aggressive Growth Fund and Dogs of the Market Fund in the amounts of $27,163 and $92,281, respectively. On March 24, 2000, the Dogs of the Market Fund merged into the Cornerstone Value Fund, and the Aggressive Growth Fund merged into the Cornerstone Growth Fund.


       During the fiscal year ended September 30, 2000, the Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $40,675, $874,782, $117,359 and $36,800, respectively, in advisory fees to the Former Manager and the Cornerstone Growth Fund and Cornerstone Value Fund paid $343,119 and $34,863, respectively, in advisory fees to the Manager. For the same period neither the Former Manager nor the Manager reimbursed fees and expenses of any of the Funds.

       During the fiscal year ended September 30, 2001, the Cornerstone Growth Fund and Cornerstone Value Fund paid $1,167,643 and $155,058, respectively, in advisory fees to the Manager. For the same period the Manager did not reimburse fees and expenses of either of the Funds.

       THE ADMINISTRATOR. Hennessy Mutual Funds, on behalf of the Funds, has retained U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the "Administrator") to provide administration services to each Fund pursuant to an administration agreement between Hennessy Mutual Funds and the Administrator (the "Administration Agreement"). The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, among others: the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings), marketing materials, tax returns and shareholder reports; review and payment of fund expenses; monitoring and oversight of the activities of the Funds' other servicing agents (i.e., transfer agent, custodian, accountants, etc.); maintaining books and records of the Funds; and administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of Hennessy Mutual Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. For its services, each Fund pays the Administrator a fee each month at the annual rate of 0.08% of the first $200 million of a Fund's average daily net assets, 0.07% on the next $500 million of such net assets, and 0.05% of each Fund's average daily net assets in excess of $700 million.

       During the fiscal year ended September 30, 2001, the Administrator received a total of $156,001 in administration fees from the Funds and waived no fees. For the fiscal year ended September 30, 2000, the Administrator received a total of $15,148 in administration fees from the Funds. From October 11, 1996 until September 1, 2000, Investment Company Administration, LLC (the "Former Administrator") served as administrator to the Funds. For the fiscal year ended September 30, 2000, the Former Administrator received a total of $180,530 in administration fees from the Funds and waived no fees. During the fiscal year ended September 30, 1999, the Former Administrator received a total of $205,483 in administration fees from the Funds and waived an additional $31,892 fees.

       Hennessy Mutual Funds, on behalf of the Funds, has retained the Administrator to provide fund accounting services to each Fund pursuant to a Fund Accounting Servicing Agreement between Hennessy Mutual Funds and the Administrator (the "Fund Accounting Servicing Agreement"). For its accounting services, each Fund pays the Administrator a fee each month based on the total annual rate of $22,000 for the first $40 million of average net assets, .01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million. The Funds also pay the Administrator for certain of its out-of-pocket expenses, including pricing expenses. During the fiscal year ended September 30, 2001, the Administrator received a total of $60,314 in fund accounting fees from the Funds. During the fiscal year ended September 30, 2000, the Administrator received a total of $94,851 in fund accounting fees from the Funds.


       THE DISTRIBUTOR. Hennessy Mutual Funds, on behalf of the Funds, has retained Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the "Distributor") to provide distribution-related services to each Fund in connection with the continuous offering of the Fund's shares. The Distributor may distribute the shares of the Funds through other broker-dealers with which it has entered into agreements. The Administrator and the Distributor are affiliates of each other.

       CODE OF ETHICS. The Hennessy Mutual Funds and the Manager have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Hennessy Mutual Funds. This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

                             PORTFOLIO TRANSACTIONS

       Subject to policies established by the Board of Directors, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers as may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the over-the-counter markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.


       The Manager may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement. The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.


       Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

       The Funds paid the following amounts in portfolio brokerage commissions:

                                          Fiscal Year Ended        Fiscal Year Ended         Fiscal Year Ended
                                         September 30, 2001        September 30, 2000       September 30, 1999
                                         ------------------        ------------------       ------------------

Aggressive Growth*                               $0                     $35,746                   $56,606
Cornerstone Growth                            $682,201                  $513,175                 $480,937
Cornerstone Value                              $60,090                  $71,358                   $86,912
Dogs of the Market**                              $0                     $8,349                   $24,203
-------------------------
*        Merged into Cornerstone Growth Fund March 24, 2000.
**       Merged into Cornerstone Value Fund March 24, 2000.

       During the fiscal year ended September 30, 2001, the transactions on which the Cornerstone Growth Fund paid $682,201 in portfolio brokerage commissions totaled $319,162,596. Of this amount, the Cornerstone Growth Fund paid $73,665 in portfolio brokerage commissions on transactions totaling $51,358,824 to brokers that provided research services to the Fund. During the fiscal year ended September 30, 2001, the transactions on which the Cornerstone Value Fund paid $60,090 in portfolio brokerage commissions totaled $31,966,041. Of this amount, the Cornerstone Value Fund paid $7,240 in portfolio brokerage commissions on transactions totaling $4,778,400 to brokers that provided research services to the Fund.

       PORTFOLIO TURNOVER. For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust a Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Valuation of Shares" and "Additional Information about Distributions and Taxes" below.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

       Hennessy Mutual Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for Hennessy Mutual Funds to dispose of securities owned by it or to determine fairly the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Funds securities at the time.

       Hennessy Mutual Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Hennessy Mutual Funds uses some or all of the following procedures to process telephone redemptions: (1) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.

       The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "Net Asset Value," and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                               VALUATION OF SHARES


       The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 P.M., Eastern time) on each Business Day. Each Fund's net asset value per share is calculated separately.

       For each Fund, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the last sale price. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors best to reflect their full value.

                ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES

       The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Fund so qualifies, a Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. If a Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

       Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from a Fund's net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Not later than 60 days after the close of its taxable year, the Funds will provide shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


       At September 30, 2001 the Cornerstone Value Fund had tax basis capital losses of $2,636,706, including $142,288 which arose from the merger of the Dogs of the Market Fund, which may be carried over to offset future capital gains. Such losses expire September 30, 2007 through September 30, 2009. Additionally, at September 30, 2001, the Cornerstone Value Fund had deferred capital losses occurring subsequent to October 31, 2000 of $223,870. For tax purposes, such losses will be reflected in the year ending September 30, 2002.


       Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the Funds may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

       Redemptions and exchanges of a Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.


       Under certain provisions of the Code, some shareholders may be subject to a 30% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with Hennessy Mutual Funds or who, to Hennessy Mutual Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


       The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

       Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                             PERFORMANCE INFORMATION

       Performance information is computed separate for each Fund in accordance with the formulas described below. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

       CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total Return with respect to the shares of a Fund is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash. The formula for Total Return with respect to a Fund's shares used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is measured by annualizing Total Return over the period according to the following formula:

                                         n
                                 P(1 + T)  = ERV

Where:       P     =     a hypothetical initial payment of $1,000
             T     =     average annual total return
             n     =     number of years
             ERV   =     ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of such period

       PERFORMANCE COMPARISONS. Each Fund may from time to time include the Total Return and the Average Annual Total Return of its shares in advertisements or in information furnished to shareholders.


       The following are the Funds' average annual total returns for the period ending September 30, 2001*:

                                   One Year                From Inception
                                                         (November 1, 1996)
Cornerstone Growth Fund             -10.95%                    15.23%
Cornerstone Value Fund               7.38%                      7.15%

----------
  * Certain expenses of the Cornerstone Value Fund and Cornerstone Growth Fund have been waived or reimbursed from inception through September 30, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

       Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

       The performance figures described above may also be used to compare the performance of a Fund's shares against certain widely recognized standards or indices for stock market performance. The following are the indices against which the Funds may compare performance:

       The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock exchange or traded OTC are included. The 500 companies represented include industrial, transportation and financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

       The Wilshire 5000 Equity Index (or its component indices) represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

       The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

       The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the value Line Investment Survey.

       The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the Russell 3000 Index's market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

       In reports or other communications to shareholders, Hennessy Mutual Funds may also describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with: (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universes of funds which are described in this Statement of Additional Information, or (4) data developed by the Manager derived from such indices or averages.

                                OTHER INFORMATION


       HISTORY. The Funds are organized as separate investment portfolios or series of Hennessy Mutual Funds, a Maryland corporation which was incorporated on May 20, 1996 under the name "O'Shaughnessy Funds, Inc". Hennessy Mutual Funds is an open-end management investment company registered under the 1940 Act. Each of the Cornerstone Value Fund and the Cornerstone Growth Fund is a diversified portfolio.


       DESCRIPTION OF SHARES. Each Fund is authorized to issue 25,000,000,000 shares of a single class, par value $0.0001 per share.

       The Articles of Incorporation of Hennessy Mutual Funds authorize the Board of Directors to classify and reclassify any and all shares which are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

       Shareholders of Hennessy Mutual Funds are entitled to one vote for each full share held and fractional votes for fractional shares held on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreement, irrespective of the series thereof, and (except as set forth below) all shares of all series shall vote together as a single class. All shares of all series will not vote together as a single class as to matters with respect to which a separate vote of any series is required by the Investment Company Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law. In the event that such separate vote requirement applies with respect to one or more series, then the shares of all other series not entitled to a separate class vote shall vote as a single class, provided that, as to any matter which does not affect the interest of a particular series, such series shall not be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of Hennessy Mutual Funds, in which event the holders of the remaining shares are unable to elect any person as a director.

       Each full share and fractional share of a Fund entitles the shareholder to receive a proportional interest in the respective Fund's capital gain distributions. In the event of the liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

       The Funds are not required to hold annual meetings of shareholders and do not intend to do so except when certain matters, such as a change in a Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish, for the purpose of voting on the removal of any Fund director.


       REGISTRATION STATEMENT. This SAI and the Fund Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

       Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

       COUNSEL AND INDEPENDENT ACCOUNTANTS. The law firm of Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as counsel to the Funds. KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, serves as independent accountants for the Funds.

       TRANSFER AGENT AND CUSTODIAN. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds, and U.S. Bank, N.A. ("U.S. Bank"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as custodian for the Funds. As custodian, U.S. Bank will be responsible for, among other things, receipt of and disbursement of funds from the Funds' account, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.